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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STORE Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 22, 2015

Dear Stockholder:

        You are invited to attend the annual meeting of stockholders of STORE Capital Corporation. The meeting will be held on Thursday, June 4, 2015, at 8:00 a.m., Scottsdale, Arizona Time. The annual meeting will be a completely "virtual meeting" of stockholders. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/STOR2015 and entering the 16-digit control number included in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

        The attached proxy statement, with the accompanying notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the accompanying proxy statement. We hope that you will be able to attend the meeting during which our directors and senior leadership team will be available to answer questions.

        Your vote is important. Whether you plan to attend the meeting or not, please return a completed proxy card as promptly as possible or authorize your proxy on the Internet or by calling the toll-free telephone number provided in the proxy materials provided to you. The attached proxy statement contains instructions regarding all three methods of authorizing your proxy. If you attend the meeting virtually through the Internet, you may continue to have your shares of common stock voted as instructed in a previously-delivered proxy or you may electronically revoke your proxy and vote your shares of common stock online during the meeting. We look forward to your participation.

Sincerely,

Christopher H. Volk President and Chief Executive Officer

STORE CAPITAL CORPORATION

8501 East Princess Drive, Suite 190
Scottsdale, Arizona 85255
(480) 256-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 4, 2015

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of STORE Capital Corporation, a Maryland corporation (the "Company") will be held on Thursday, June 4, 2015, at 8:00 a.m., Scottsdale, Arizona Time. The Annual Meeting will be a completely virtual meeting of stockholders, which means that you will be able to attend the Annual Meeting, vote and submit your questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/STOR2015.

        At the Annual Meeting, holders of our common stock will be asked to consider and vote upon the following proposals, all of which are discussed in greater detail in the accompanying proxy statement:

  (1)
  To elect up to nine (9) director nominees named in the accompanying proxy statement to the Company's Board of Directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

  (2)
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 6, 2015, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

        We are pleased to take advantage of the rules of the Securities and Exchange Commission that allow companies to furnish their proxy materials to their stockholders over the Internet. As a result, beginning on April 22, 2015, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. This process will help minimize the costs associated with printing and distributing our proxy materials and lessen the environmental impact of our annual meetings.

        To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card describe how to use these convenient services.

        You are cordially invited to attend the Annual Meeting. You can attend the Annual Meeting online and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/STOR2015. Be sure to have the control number that appears on the Notice of Internet Availability of Proxy Materials that we have sent to you in order to join the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Scottsdale, Arizona April 22, 2015	/s/ MICHAEL T. BENNETT Michael T. Bennett Executive Vice President—General Counsel, Chief Compliance Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 4, 2015. The Notice of Annual Meeting, Proxy Statement and our 2014 Annual Report to Stockholders are available at http://ir.storecapital.com.

ii

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

        We have made these materials available to you over the Internet or, upon your request, have delivered printed copies of these materials to you by mail, in connection with the solicitation of proxies by the Board of Directors (the "Board") of STORE Capital Corporation, a Maryland corporation (collectively, the "Company," "we," "us" or "our"), for use at the Annual Meeting of Stockholders (the "Annual Meeting"), which will take place on Thursday, June 4, 2015, at 8:00 a.m., Scottsdale, Arizona Time. As a stockholder, you are invited to attend the Annual Meeting online and vote your shares electronically on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record as of April 6, 2015, the record date for the Annual Meeting (the "Record Date").

        All stockholders receiving the Notice will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a printed copy can be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help minimize the costs associated with printing and distributing our proxy materials and lessen the environmental impact of our annual meetings.

What is included in the proxy materials?

        The proxy materials include:

  •
  This Proxy Statement for the Annual Meeting; and

  •
  Our 2014 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "Annual Report").

        If you received a printed copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting.

What am I voting on?

        The Board is soliciting your vote for:

  •
  The election of up to nine (9) nominees to serve as directors of the Company until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1); and

  •
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 (Proposal No. 2).

What are the Board's recommendations?

        The Board recommends you vote:

  •
  "FOR" the election of each of the nine (9) nominees to serve as directors of the Company (Proposal No. 1); and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 (Proposal No. 2).

If I share an address with another stockholder, and we received only one paper copy of the proxy materials, how may I obtain an additional copy of the proxy materials?

        We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, stockholders may write or call us at the following address and telephone number:

STORE Capital Corporation
Attention: Michael T. Bennett
Executive Vice President—General Counsel, Chief Compliance Officer and Secretary
8501 East Princess Drive, Suite 190
Scottsdale, Arizona 85255
(480) 256-1100

        Stockholders who hold shares in "street name" (as described below) may contact their broker, bank or other similar nominee to request information about householding.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to:

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  View on the Internet the Company's proxy materials for the Annual Meeting; and

  •
  Instruct the Company to send future proxy materials to you by email.

        Our proxy materials are also available on the Internet at http://www.proxyvote.com and on our investor relations website at http://ir.storecapital.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will lessen the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who is entitled to vote at the meeting?

        Holders of record of our common stock at the close of business on the Record Date, or April 6, 2015, are entitled to receive notice of the Annual Meeting and to vote their shares of common stock held on that date at the meeting or any postponements or adjournments of the Annual Meeting. On the Record Date, 115,288,537 shares of common stock of the Company were outstanding.

How can I attend the Annual Meeting?

        Stockholders may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/STOR2015. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/STOR2015 and will need the control number provided in the Notice, proxy card or voting instruction form you received. Broadridge Financial Solutions is hosting our virtual annual meeting and, on the date of the Annual Meeting, will be available via telephone at 1-855-449-0991 to answer your questions regarding how to attend and participate in the Annual Meeting.

If I am unable to attend the Annual Meeting on the Internet, can I listen to the Annual Meeting by telephone?

        Yes. Although you will not be considered present at the Annual Meeting and will not be able to vote unless you attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/STOR2015, stockholders unable to access the Annual Meeting on the Internet will be able to call 1-877-317-6789 and listen to the Annual Meeting if they provide the control number that appears on the proxy card or the voting instructions. If you do not intend to attend the Annual Meeting, it is important to vote in advance of the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and we sent the Notice directly to you. If you requested printed copies of the proxy materials by mail, you also received a proxy card.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in "street name," and the Notice was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a "voting instruction form." If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

How do I vote?

        Voting Electronically during the Annual Meeting.    If you desire to vote virtually during the live webcast of the Annual Meeting, please follow the instructions for attending and voting at the Annual Meeting posted at www.virtualshareholdermeeting.com/STOR2015. You will need the 16-digit control number included in the Notice sent to you or, if you requested printed copies be sent to you by mail, on your proxy card or in the instructions that accompanied your proxy materials. All votes must be received by the independent inspector, Carideo Group, before the polls close at the meeting.

        Voting by Proxy for Shares Held by a Stockholder of Record.    If you hold your shares of common stock in your own name as a holder of record with our transfer agent, American Stock Transfer & Trust Company, LLC, you may instruct the proxy holders named in the accompanying proxy card on how to vote your shares of common stock in one of the following ways:

  •
  By Telephone.  If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

  •
  By Internet.  You may vote by proxy over the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice sent to you, or, if you request printed copies of the proxy materials be sent to you by mail, by following the instructions provided with the proxy card.

  •
  By Mail.  If you requested printed copies of the proxy materials be sent to you by mail, you can vote by signing, dating and mailing the proxy card in the prepaid enclosed envelope.

        Voting by Proxy for Shares Held by Beneficial Owners in Street Name.    If your shares are held in street name by a broker, bank or other nominee, you may instruct such organization on how to vote your shares of common stock in one of the following ways:

  •
  By Telephone.  If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the organization holding your shares.

  •
  By Internet.  You may vote by proxy over the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice sent to you, or, if you request printed copies of the proxy materials be sent to you by mail, by following the instructions provided in the voting instruction form you received from the organization holding your shares.

  •
  By Mail.  If you requested printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the organization that holds your shares and sending it back in the envelope provided.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting will constitute a quorum. If a quorum is established, each holder of common stock will be entitled to one vote on each matter to be voted on at the Annual Meeting for each issued and outstanding share of common stock owned on the Record Date. Proxies received but marked as abstentions and broker "non-votes" will be included in the calculation of the number of votes considered to be present at the meeting and will be counted for quorum purposes.

How are proxies voted?

        All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

What happens if I do not give specific voting instructions?

        Stockholders of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Which ballot measures are considered "routine" or "non-routine"?

        The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 (Proposal No. 2) is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

        The election of directors (Proposal No. 1) is a matter considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposal No. 1.

How many votes are needed to approve each item?

        The affirmative vote of a plurality of all the votes cast at the Annual Meeting, virtually or by proxy, is required for the election of directors (Proposal No. 1). This means the nine nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of all votes cast at the Annual Meeting, virtually or by proxy, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015 (Proposal No. 2).

How are abstentions, withhold votes and broker non-votes counted?

        Abstentions or withhold votes and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting, but will not be considered votes cast for voting purposes. Accordingly, withhold votes and broker non-votes will have no effect on the election of directors (Proposal No. 1), and abstentions will have no effect on the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2). As stated above, broker non-votes are not expected to exist in connection with Proposal No. 2.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date through the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting virtually and voting during the meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary of the Company, at 8501 Princess Drive, Suite 190, Scottsdale, Arizona 85255.

Where can I find the voting results of the Annual Meeting?

        The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

Who pays the cost for soliciting proxies by the Board of Directors?

        The Company will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, officers and regular employees of the Company may, on behalf of the Company, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Who is the Company's largest stockholder?

        STORE Holding Company, LLC, a Delaware limited liability company ("STORE Holding"), is our holding company parent and our largest stockholder. STORE Holding is owned, directly or indirectly, by certain investment funds managed by Oaktree Capital Management, L.P. ("Oaktree"), a global investment management firm specializing in alternative investments with approximately $91 billion in assets under management as of December 31, 2014. From our formation in May 2011 until our initial public offering (our "IPO"), Oaktree had provided us with virtually all of our equity through its investments in STORE Holding. As of the Record Date, STORE Holding owned 82,148,644 shares, or 71.25%, of the Company's outstanding common stock. STORE Holding has indicated that it will vote its shares of our common stock in the manner recommended by the Board on all matters presented in this Proxy Statement, although it is not contractually obligated to do so.

        As a result of its controlling interest in the Company, STORE Holding is able to determine the Company's corporate and management policies and control the outcome of any corporate transaction or other matter submitted to stockholders for approval. Pursuant to a stockholders agreement between STORE Holding and the Company (the "Stockholders Agreement"), STORE Holding is entitled to nominate (and with its ownership of Company common stock has the voting power to elect) a majority of the directors on the Board. Directors Mahesh Balakrishnan, Manish Desai, Kenneth Liang, Rajath Shourie, and Derek Smith have been nominated by STORE Holding to serve as the directors of the Company pursuant to the Stockholders Agreement. For more information about the Stockholders Agreement see "Corporate Governance Matters—Stockholders Agreement."

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The number of directors that serve on the Board of Directors is currently set at nine and may be fixed from time to time by the Board in the manner provided in the Company's bylaws, subject to the requirements of the Stockholders Agreement. In accordance with the Company's bylaws and Maryland law, directors are elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier removal, resignation or death.

Director Nominees

Name	Age	Positions Held with the Company	Director of the Company Since
Morton H. Fleischer	78	Chairman of the Board of Directors	2011
Christopher H. Volk	58	President, Chief Executive Officer and Director	2011
Mahesh Balakrishnan	31	Director	2011
Manish Desai	36	Director	2011
Joseph M. Donovan	60	Director	2014
Kenneth Liang	53	Director	2011
Rajath Shourie	41	Director	2011
Derek Smith	51	Director	2011
Quentin P. Smith, Jr.	63	Director	2014

        Each of the nine director nominees listed above currently serves as a director of the Company and was elected by the stockholders of the Company in 2014. Messrs. Donovan and Quentin Smith were appointed to the Board on November 18, 2014, simultaneously with the commencement of trading of the Company's common stock on the New York Stock Exchange ("NYSE") in connection with the Company's IPO. Messrs. Fleischer, Volk, Donovan and Quentin Smith were recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors to stand for election at the Annual Meeting. Messrs. Balakrishnan, Desai, Liang, Shourie and Derek Smith were nominated by STORE Holding as its designated nominees in accordance with the Stockholders Agreement.

Vote Required

        The affirmative vote of a plurality of all the votes cast at the Annual Meeting is required for the election of the directors. This means the nine nominees receiving the greatest number of votes will be elected. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of each of the nominees named above. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected.

Board Recommendation

        The Board of Directors recommends that you vote "FOR" the election of each of the director nominees named above.

 CORPORATE GOVERNANCE MATTERS

        Set forth below is information regarding our corporate governance practices. We believe that effective corporate governance is critical to our ability to create long-term value for our stockholders. In that regard, we have opted-out of certain statutory takeover defense protections otherwise available to us under Maryland law, and we have adopted and implemented charters, policies, procedures and controls that we believe align our interests with those of our stockholders and promote and enhance our corporate governance, accountability and responsibility.

Controlled Company

        Because STORE Holding owns more than 50% of the combined voting power of our common stock, we qualify as a "controlled company" under the NYSE listing standards. Accordingly, we are exempt from requirements to have (i) a majority of independent directors, (ii) a fully independent nominating and corporate governance committee with a written charter addressing the committee's purpose and responsibilities and (iii) a fully independent compensation committee with a written charter addressing the committee's purpose and responsibilities. In reliance on this exemption, a majority of our directors are not independent and we do not have a nominating and corporate governance committee or a compensation committee that is comprised entirely of independent directors, although we do have written charters that address each committee's purpose and responsibilities. As a result, you will not have the same protections afforded to stockholders of companies that are subject to all of the NYSE's corporate governance requirements. If we cease to be a controlled company and our shares are still listed on the NYSE, we will be required to comply with these provisions within the transition periods specified in the NYSE's corporate governance rules.

Emerging Growth Company Status

        We currently qualify as an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012, and are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

        In addition, an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the "Securities Act"), for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, we are choosing to "opt out" of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for all public companies which are not emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

        We could remain an "emerging growth company" for up to five years after our IPO, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which would occur if the market value of shares of our common stock that are held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Information Regarding the Board of Directors

        Set forth below is biographical information for each director nominee listed above. The following descriptions also outline the specific experience, qualifications, attributes and skills that qualify each person to serve on the Company's Board of Directors.

        Morton H. Fleischer.    Mr. Fleischer was one of our founders in May 2011 and has served as the Chairman of our Board of Directors since our organization. Prior to co-founding us, Mr. Fleischer co-founded Spirit Finance Corporation (now Spirit Realty Capital, Inc.) ("Spirit"), a real estate investment trust (or REIT), and served as Chairman from its inception in 2003 to February 2010, including the three years that Spirit was publicly traded on the NYSE, 2004 to 2007. Prior to Spirit, Mr. Fleischer founded numerous real estate limited partnerships in the 1980s and 1990s that were predecessors to Franchise Finance Corporation of America ("FFCA"), a REIT that he formed and took public on the NYSE in 1994. Mr. Fleischer served as FFCA's Chairman of the board of directors and Chief Executive Officer until FFCA was acquired by GE Capital Corporation in 2001. FFCA was the nation's largest publicly traded net-lease REIT and owned or financed over 5,000 single-tenant properties at the time of its sale to GE Capital Corporation in 2001. Mr. Fleischer received a B.A. degree from Washington University—St. Louis, Missouri from which he was awarded its Distinguished Business Alumni Award in 1993.

        Christopher H. Volk.    Mr. Volk was one of our founders in May 2011 and has served as our President and Chief Executive Officer and as a director since our organization. With more than 30 years of experience in structuring, managing and financing commercial real estate companies, Mr. Volk led the largest ever real estate limited partnership roll-up transaction of its time in 1994 in the formation of FFCA; oversaw the issuance of FFCA's unsecured debt rating in 1995, which was the first unsecured debt rating ever issued to a net-lease REIT; and, in 2005 while CEO of Spirit, led the creation of the first commercial real estate master trust debt conduit in the United States designed to finance net-lease assets. Prior to forming us, Mr. Volk co-founded Spirit and served as its President and Chief Executive Officer and as a member of its board from August 2003 to February 2010. Prior to co-founding Spirit in 2003, Mr. Volk served for over 16 years in numerous capacities with FFCA, including President and Chief Operating Officer and a member of FFCA's board of directors. Mr. Volk continued as Chief Operating Officer of GE Capital Franchise Finance, the new name given to the business following the FFCA acquisition, until December 2002. In addition to his service on our Board and as our President and Chief Executive Officer, Mr. Volk currently serves on the board and as a member of the compensation, investment and finance committees of Banner Health, a non-profit health care system. From 2003 until 2013, he served on the board and as a member of the audit committee of Paladin Realty Income Properties, Inc. He received a B.A. degree from Washington and Lee University and an M.B.A. degree from Georgia State University.

        Mahesh Balakrishnan.    Mr. Balakrishnan has served as a director since 2011. Mr. Balakrishnan is a Senior Vice President in Oaktree's Opportunities Funds group. Mr. Balakrishnan joined Oaktree in 2007 and has primarily focused on investing in the shipping, real estate, chemicals and financial institutions sectors. He has been active on a number of creditors' committees including ad hoc committees in the Lehman Brothers and LyondellBasell restructurings. Prior to joining Oaktree, Mr. Balakrishnan spent two years as an Analyst in the Financial Sponsors & Leveraged Finance group at UBS Investment Bank. In addition to his service on our Board, Mr. Balakrishnan also serves on the boards of Excel Maritime Carriers and Momentive Performance Materials. Mr. Balakrishnan graduated cum laude with a B.A. degree in Economics (Honors) from Yale University.

        Manish Desai.    Mr. Desai has served as a director since 2011. Mr. Desai is a Managing Director of Oaktree and is involved in the investment and management of Oaktree's real estate funds. Mr. Desai joined Oaktree in 2004 from Morgan Stanley. At Morgan Stanley he served as an Analyst for Morgan Stanley Realty and Morgan Stanley Real Estate Funds. During his time at Morgan Stanley,

Mr. Desai was involved in a number of advisory assignments, including the spin-off and restructuring of Fairmont Hotels, as well as the evaluation of numerous properties and portfolios for acquisition. Prior experience includes internships at American Enterprise Institute and the U.S. Office of Management and Budget in the executive offices at the White House. In addition to his service on our Board, Mr. Desai currently serves as a director on the board of International Market Centers, Inc. Mr. Desai received a B.A. degree in Public Policy with a secondary major in Economics from Stanford University.

        Joseph M. Donovan.    Mr. Donovan has served as a director since 2014. Mr. Donovan is currently the non-executive Chairman of the Board and Chairman of the Audit Committee of Fly Leasing Limited, a Dublin, Ireland based commercial aircraft leasing company (NYSE:FLY), which he joined in 2007 prior to its initial public offering. Mr. Donovan is also an independent director, Chairman of the Investment Committee and member of the Compensation Committee of Institutional Financial Markets Inc. (AMEX:IFMI), a New York City-based broker-dealer and asset management company, having joined its board of directors in 2009. Mr. Donovan also served, from 2008 to 2010, as a director on the board of RAM Holdings Ltd. (NASDAQ: RAMR), now American Overseas Group Limited (BSX:AORE.BH). Mr. Donovan has been involved in investment banking since 1983 and has worked at CS First Boston/the First Boston Corporation, Smith Barney Inc., Prudential Securities and Credit Suisse Securities (USA) LLC. Mr. Donovan was formerly a licensed certified public accountant. Mr. Donovan holds a B.B.A. degree in Accountancy from the University of Notre Dame and an M.B.A. with a concentration in Finance from the Wharton School, University of Pennsylvania.

        Kenneth Liang.    Mr. Liang has served as a director since 2011. Mr. Liang is a Managing Director of Oaktree and Head of Restructurings in Oaktree's Opportunities Funds group. Mr. Liang coordinates all restructurings of investments in Oaktree's Distressed Opportunities and Value Opportunities strategies. Mr. Liang has been active in numerous creditors' steering committees, including the Tribune Company restructuring, as well as the restructurings of CIT Group, Enron, World Com/MCI, Charter Communications and Nine Entertainment Company. Mr. Liang has worked with a number of Oaktree's portfolio companies including the Tribune Company (media), Jackson Square Aviation (aircraft leasing), Tekni-Plex (packaging and tubing manufacturer) and Taylor Morrison (North American homebuilder). From Oaktree's formation in 1995 until June 2001, Mr. Liang was Oaktree's General Counsel. Earlier, he served as a Senior Vice President at TCW with primary legal and restructuring responsibility for Special Credits Funds investments and, before that, he was an associate at the law firm of O'Melveny & Myers. In addition to his service on our Board, he currently serves on the boards of Pulse Electronics Corp (OTCMKTS: PULS), Tekni-Plex, Inc., Excel Maritime Carriers Ltd. and Tribune Media Co. (NYSE: TRCO), where he also serves as Chairman of the Compensation Committee. Mr. Liang holds a B.S. degree in Business Finance and Economics from the University of Southern California and a J.D. degree from Georgetown University Law Center.

        Rajath Shourie.    Mr. Shourie has served as a director since 2011. Mr. Shourie is a Managing Director of Oaktree and Co-Portfolio Manager of Oaktree's Opportunities Funds. He joined Oaktree in 2002, and since then has spent his time investing in distressed debt. He has invested in the airline/aircraft industry for a number of years, and led the firm's investments in financial institutions during the global financial crisis. Mr. Shourie has worked with a number of Oaktree's portfolio companies, and, in addition to his service on our Board, currently serves on the boards of Taylor Morrison Home Corporation (NYSE:TMHC), a publicly-traded homebuilder in North America, and Nine Entertainment Company (ASX:NEC), a leading TV network in Australia. He has been active on creditors' committees, including the steering committee in the restructuring of CIT Group. Prior to joining Oaktree, he worked in the Principal Investment Area at Goldman, Sachs & Co., and was a management consultant at McKinsey & Co. Mr. Shourie earned a B.A. in Economics from Harvard College, where he was elected to Phi Beta Kappa. He then went on to receive an M.B.A. from Harvard Business School, where he was a Baker Scholar.

        Derek Smith.    Mr. Derek Smith has served as a director since 2011. Mr. Smith is a Managing Director of Oaktree and is responsible for the execution and management of all real estate investments and the administration of Oaktree's real estate funds. Prior to joining Oaktree in 2010, Mr. Smith spent 19 years at Paul, Hastings, Janofsky & Walker LLP, most recently as the Vice Chair of the Global Real Estate Department. In this role, Mr. Smith represented numerous opportunity funds, investment banks and other private investors in all aspects of their investments in all types of real estate. Mr. Smith also served as the Chair of the Technology Committee of Paul Hastings, where he led the firm's use and investment in information systems and technology. Mr. Smith received a B.S. degree in Computer Science from Brigham Young University and a J.D. degree from Cornell University. He is a member of the State Bar of California.

        Quentin P. Smith, Jr.    Mr. Quentin Smith has served as a director since 2014. Mr. Smith is the founder and President of Cadre Business Advisors LLC, a management consulting firm that specializes in strategic planning, business performance improvement, capital formation and turnaround management. Prior to starting Cadre, Mr. Smith was Partner-in-Charge of Arthur Andersen's Desert Southwest business consulting practice with responsibility for business development and client engagement management for Arizona and New Mexico. Mr. Smith has business development, growth and operational profit and loss experience across a wide variety of industries. Mr. Smith also has over eight years of diversified corporate management experience. He is currently on the Board of Banner Health System and chairs its Compensation and Governance Committees and was previously its Chairman. In January 2015, Mr. Smith was appointed to serve as a member of the board of directors of Patriot National, Inc. (NYSE:PN), a provider of comprehensive full-service outsourcing solutions within the worker's compensation insurance marketplace, and serves on its Audit, Compensation and Corporate Governance and Nominating Committees. He has served on the boards of the Arizona Public Service Company and Arizona MultiBank. He also has served on the boards of Employee Solutions, Inc., Rodel, Inc. and iCrossing, Inc. until those companies were sold or acquired. Mr. Smith holds a B.S. degree in Industrial Management and Computer Science from Purdue University and an M.B.A. in Quantitative Methods from Pepperdine University.

Background and Experience of Directors

        When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. The Board believes that the director nominees provide an appropriate mix of experience and skills relevant to the size and nature of our business. In particular, the Board considered the following important characteristics, among others, with respect to each director:

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  Mr. Fleischer—his familiarity with our history and operations, his experience as an early participant in net-lease financing and his extensive real estate and capital markets experience.

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  Mr. Volk—his familiarity with our history and operations, his experience as an early participant in net-lease financing and his extensive real estate and capital markets experience.

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  Mr. Balakrishnan—his experience in real estate, finance and corporate governance.

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  Mr. Desai—his extensive experience in evaluating and investing in real-estate related assets.

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  Mr. Donovan—his experience serving as a member on several boards, his extensive investment banking and capital markets experience and his expertise in accounting and finance.

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  Mr. Liang—his extensive experience in real estate, finance and corporate governance.

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  Mr. Shourie—his extensive experience in real estate, finance and corporate governance.

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  Mr. Derek Smith—his extensive knowledge and experience in the legal aspects of negotiating, structuring and managing real estate investments.

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  Mr. Quentin Smith—his experience serving as a member on several boards and his extensive business management consulting, corporate management and operational experience.

Director Independence

        After reviewing all relevant relationships and considering the NYSE's requirements for independence, the Board of Directors has determined that Messrs. Fleischer, Donovan and Quentin Smith are each an "independent director" as such term is defined by the applicable rules and regulations of the NYSE.

Stockholders Agreement

        Under the Stockholders Agreement, STORE Holding has the right, subject to certain terms and conditions, to nominate representatives to our Board of Directors and its committees. For so long as the Stockholders Agreement remains in effect, STORE Holding directors may only be removed with STORE Holding's consent. However, if the number of STORE Holding directors exceeds the number of directors STORE Holding is entitled to nominate under the Stockholders Agreement, STORE Holding is required to take all necessary action to cause the appropriate number of STORE Holding directors to offer to resign. If there is a vacancy on our Board of Directors because of the resignation or removal of a STORE Holding director, the Stockholders Agreement requires us to nominate an individual designated by STORE Holding for election to fill such vacancy.

        Pursuant to the Stockholders Agreement, STORE Holding will have certain nomination rights. For so long as STORE Holding owns shares representing at least 50% or more of the combined voting power of our common stock, STORE Holding will be entitled to nominate the majority of the directors to serve on the Board of Directors. When STORE Holding owns shares representing less than 50% but greater than or equal to 40% of the combined voting power of our common stock, STORE Holding will be entitled to nominate the number of directors equal to the lowest whole number that is at least 40% of the total number of directors. When STORE Holding owns shares representing less than 40% but greater than or equal to 30% of the combined voting power of our common stock, STORE Holding will be entitled to nominate the number of directors equal to the lowest whole number that is at least 30% of the total number of directors. When STORE Holding owns shares representing less than 30% but greater than or equal to 20% of the combined voting power of our common stock, STORE Holding will be entitled to nominate the number of directors equal to the lowest whole number that is at least 20% of the total number of directors. When STORE Holding owns shares representing less than 20% but greater than or equal to 10% of the combined voting power of our common stock, STORE Holding will be entitled to nominate the number of directors equal to the lowest whole number that is at least 10% of the total number of directors.

Stockholder Nominations

        Pursuant to the Company's bylaws, stockholders are permitted to nominate directors in accordance with the Company's advance notice provision contained in Article II, Section 11 of the bylaws. Article II, Section 11(a) provides that only business properly brought before an annual meeting of stockholders shall be conducted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, such proposed business must constitute a proper matter for stockholder actions, which includes the nomination of directors, and the stockholder must have given timely notice thereof in writing to the secretary of the Company and satisfied the other requirements set forth in Article II, Section 11 of the Company's bylaws. To be timely, a stockholder's notice must be delivered to the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting of stockholders; provided, however, if an annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the preceding annual meeting, then, in order to be timely, a stockholder's notice must be received by the Company no earlier than the 150th day prior to the date of such annual meeting and no later than the later of (a) the 120th day prior to the date of such annual meeting, as originally convened, or (b) the tenth day following the day on which public announcement of the date of such meeting is first made. The stockholder notice must comply with the information requirements set forth in the Company's bylaws.

Directors' Attendance at Annual Meetings

        Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will participate in our meetings, absent a valid reason for not doing so. Our stockholders acted by written consent in lieu of an annual meeting of stockholders in 2014.

Board Leadership Structure

        The Board of Directors currently consists of nine members. Our charter and bylaws provide that our Board of Directors will consist of such number of directors as may from time to time be fixed by our Board of Directors; provided, that, in accordance with the Stockholders Agreement, so long as STORE Holding continues to beneficially own shares representing 10% or more of the combined voting power of our common stock, we will agree to nominate individuals designated by STORE Holding for election as our directors as specified in the Stockholders Agreement.

        The Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. The Board retains the discretion to determine, at any time, whether to combine or separate the positions as it deems to be in the best interests of the Company and its stockholders. However, the Board currently believes that separating the positions of Chief Executive Officer and Chairman is an integral part of effective corporate governance and management of the Company and is the best structure for the Company because it improves the ability of the Board of Directors to exercise its oversight role by having a director who is not an officer or member of management to serve in the role of Chairman.

        The Board believes that maintaining a membership comprised predominately of non-management directors is an integral part of effective corporate governance and management of the Company. The Board also believes that the current leadership structure strikes an appropriate balance between independent directors, management directors, and directors affiliated with STORE Holding, which allows the Board to effectively represent the best interests of the Company's entire stockholder base.

Board of Directors Role in Risk Oversight

        The Board of Directors oversees a company-wide approach to risk management that is carried out by our senior leadership team. The Board of Directors determines the appropriate risk for us generally, assesses the specific risks faced by us and reviews the steps taken by our senior leadership team to manage those risks. The Board's committees assist in discharging its risk oversight role by performing the subject matter responsibilities outlined below in the descriptions of each committee. The Board retains full oversight responsibility for all subject matters not specifically assigned to a committee.

        The Board's administration of its risk oversight function has not specifically affected the Board's leadership structure. In establishing the Board's current leadership structure, risk oversight was one factor among many considered by the Board, and the Board believes that the current leadership structure is conducive to and appropriate for its risk oversight function. The Board regularly reviews its leadership structure and evaluates whether it, and the Board as a whole, is functioning effectively. If, in the future, the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board's risk oversight function, it may make any change it deems appropriate.

Committees and Meetings of the Board of Directors of the Company

        During the year ended December 31, 2014, the Board of Directors of the Company met five times and acted by unanimous written consent 17 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during the year ended December 31, 2014 and that were held while such person was a director of the Company. The Board has three standing committees: the Audit Committee, which was established in 2011 in connection with the formation of the Company; and the Compensation Committee and the Nominating and Corporate Governance Committee, both of which were established in connection with the consummation of our IPO. The charters for each of these committees are available on our investor relations website at http://ir.storecapital.com. The Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

        Our Audit Committee consists of Messrs. Donovan, Fleischer and Quentin Smith, with Mr. Donovan serving as the chair. During the year ended December 31, 2014, the Audit Committee met six times. The functions of our Audit Committee, among other things, include:

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  reviewing our financial statements, including any significant financial items or changes in accounting policies, with our senior management and independent registered public accounting firm;

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  reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters;

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  appointing and determining the compensation for our independent auditors;

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  establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and

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  reviewing and overseeing our independent registered public accounting firm.

        The Board of Directors has determined that Mr. Donovan qualifies as an "audit committee financial expert" as such term is defined in Item 407(d)(5) of Regulation S-K and that Messrs. Donovan, Fleischer and Smith are independent as independence is defined in Rule 10A-3 of the Exchange Act and under the NYSE listing standards.

Compensation Committee

        Our Compensation Committee consists of Messrs. Derek Smith, Fleischer and Balakrishnan, with Mr. Smith serving as the chair. Because the Company relies on the "controlled company" exemption from NYSE rules, we are not required to maintain a compensation committee that consists solely of independent directors. During the year ended December 31, 2014, the Compensation Committee met one time. The functions of our Compensation Committee, among other things, include:

  •
  preparing and recommending to the Board for approval corporate goals and objectives relevant to the compensation of our key executives, evaluating the performance of these executives in light of those goals and objectives, and determining the compensation of these executives based on that evaluation;

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  reviewing and approving director compensation;

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  reviewing and approving overall compensation programs; and

  •
  administering our incentive compensation and equity-based plans.

        In order to comply with certain SEC and tax law requirements, our Compensation Committee (or a subcommittee of the Compensation Committee) must consist of at least two directors that qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Exchange Act and satisfy the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). Each of Messrs. Smith, Fleischer and Balakrishnan qualify as a "non-employee director" under SEC Rule 16b-3 and as an "outside director" under Code Section 162(m).

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee consists of Messrs. Fleischer, Desai and Liang, with Mr. Fleischer serving as the chair. Because the Company relies on the "controlled company" exemption from NYSE rules, we are not required to maintain a nominating committee that consists solely of independent directors. During the year ended December 31, 2014, the Nominating and Corporate Governance Committee did not conduct any meetings. The functions of our Nominating and Corporate Governance Committee, among other things, include:

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  identifying individuals qualified to become board members and recommending director nominees and board members for committee membership;

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  developing and recommending to our Board corporate governance guidelines; and

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  overseeing the evaluation of our Board of Directors and its committees.

        Subject to the requirements of the Stockholders Agreement, the Nominating and Corporate Governance Committee considers candidates for director suggested by its members, as well as by management and stockholders. A stockholder who desires to recommend a prospective nominee for the Board should notify Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary of the Company, at 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255. As set forth in the Company's Corporate Governance Guidelines, the deadline for submission of stockholder recommendations is 120 calendar days prior to the first anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's governing documents relating to stockholder nominations, which is described in the section above titled "Stockholder Nominations." The Nominating and Corporate Governance Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

        In evaluating candidates to serve on the Board, the Nominating and Corporate Governance Committee's objective is to select individuals with skills and experience that can assist the Company and the Board in achieving their objectives. The Committee considers (i) individual qualifications, including relevant career experience, strength of character, maturity of judgment, experience in, and familiarity with, the Company's business and industry and (ii) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background (including experience as a board member or officer of another publicly held company), financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. Though neither the Board of Directors nor the Nominating and Corporate Governance Committee has a formal policy concerning diversity, the Board of Directors values diversity on the Board, believes diversity should be considered in the director identification and nominating process, and seeks director nominees that have a diverse range of views, backgrounds and leadership, as well as business experience. The Committee also considers the extent to which the candidate would fill a present need on the Board of Directors.

        Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the information provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has ever been an officer or employee of the Company. None of our executive officers has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Corporate Governance Guidelines and Code of Conduct

        The Board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The current versions of these corporate governance documents are available free of charge on the Company's investor relations website at http://ir.storecapital.com and in print to any stockholder who requests copies by contacting Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary of the Company, at 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255. The Company will promptly disclose to our stockholders, if required by applicable laws, any amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website, www.storecapital.com, rather than by filing a Form 8-K.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Director Compensation

        Mr. Fleischer, as Chairman of the Board of the Company, is entitled to an annual cash retainer of $200,000 and annual grants of restricted stock in an amount having a value of $200,000 that will vest over 4 years. Messrs. Donovan and Quentin Smith, as independent, non-management directors, are each entitled to receive (i) an annual cash retainer of $50,000, (ii) an annual grant of restricted stock of $80,000 that will vest at the end of each term served, and (iii) a cash payment of $2,000 for each meeting of the Board in excess of six meetings per year.

        Mr. Donovan will also receive an additional cash retainer of $17,500 for his service as the chair of our Audit Committee. Messrs. Derek Smith and Fleischer will not receive a cash retainer to serve as the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee, respectively. If, in the future, an outside director (a director who is not an employee of us, of our controlling stockholder or Oaktree) other than Mr. Fleischer serves as chair of the Compensation Committee or the Nominating and Corporate Governance Committee, we anticipate that the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee will each receive an additional annual cash retainer of $10,000.

        Directors who are employees of us, of our controlling stockholder or Oaktree do not receive any compensation for serving on the Board of Directors or its committees. If we have additional outside directors in the future, we anticipate that they will be entitled to compensation arrangements generally available to other outside directors.

        The following table shows the compensation paid to our directors during 2014:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Morton H. Fleischer	$200,000	$193,752	$393,752
Mahesh Balakrishnan	—	—	—
Manish Desai	—	—	—
Joseph M. Donovan	$8,250	$85,831	$94,081
Kenneth Liang	—	—	—
Rajath Shourie	—	—	—
Derek Smith	—	—	—
Quentin P. Smith, Jr.	$6,111	$85,831	$91,942

(1)
All stock award amounts in this column reflect the aggregate fair value on the grant date computed in accordance with FASB ASC Topic 718.

EXECUTIVE OFFICERS

        Set forth below is biographical information with respect to each current executive officer of the Company, except Mr. Volk, our President and Chief Executive Officer. Mr. Volk also serves as a director of the Company and his biographical information is available above in the section titled "Corporate Governance Matters—Information Regarding the Board of Directors."

        Michael T. Bennett, age 57.    Mr. Bennett was one of our founders in May 2011 and served as our Executive Vice President—Operations, Chief Compliance Officer and Corporate Secretary from our organization until late 2013, when he was named Executive Vice President—General Counsel, Chief Compliance Officer, Corporate Secretary and Assistant Treasurer. Mr. Bennett has over 30 years of legal, transactional and operational experience in the real estate and finance industries. Prior to co-founding us, Mr. Bennett was Senior Vice President—Operations, Chief Compliance Officer and Corporate Secretary at Spirit from early 2005 to February 2010 where he was involved in structuring, negotiating and closing all of its real estate and debt-related transactions, including the largest retail sale-leaseback transaction in the United States in 2006. From 1991 to 2000, Mr. Bennett served as Vice President and General Counsel of Farmer Mac (NYSE:AGM), a government-sponsored enterprise providing financing to America's agricultural industry. Mr. Bennett's legal career included several years in private law practice with Brown & Wood, a New York based law firm which subsequently merged with the law firm of Sidley Austin, concentrating on complex mortgage and other asset-based structured finance transactions. He received a B.A. degree (summa cum laude) in Government and Foreign Affairs from Hampden-Sydney College and a J.D. degree from the University of Virginia Law School. He is a member of the bars of the District of Columbia, the State of New York and the Commonwealth of Virginia.

        Christopher K. Burbach, age 39.    Mr. Burbach joined us in February 2012 and has served as our Executive Vice President—Underwriting since that time. Mr. Burbach has a broad range of experience in credit, underwriting and financial analysis. Prior to joining us, Mr. Burbach served in numerous capacities at Spirit from February 2006 to January 2012, including most recently as Vice President of Investment Management responsible for managing the investments of the company's $3.5 billion real estate portfolio. Mr. Burbach also managed the Underwriting group at Spirit. Prior to Spirit, Mr. Burbach served as Chief Executive Officer of VM Management, Inc. which owned a for-profit private school and managed a non-profit charter school in Phoenix, Arizona. Prior to VM Management, Mr. Burbach was a consultant with Navigant Consulting, Inc. in San Francisco, California, engaged in financial consulting for the Construction and Government Industries Groups. Mr. Burbach received a B.S. degree in Finance from Santa Clara University and an M.B.A. degree from Arizona State University. Mr. Burbach is also a CFA charterholder.

        Mary Fedewa, age 49.    Ms. Fedewa was one of our founders in May 2011 and has served as our Executive Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer since our organization. Ms. Fedewa has over 20 years of experience in a broad range of financial services. Prior to co-founding us, Ms. Fedewa spent several years investing as principal in single-tenant commercial real estate for private real estate companies. Ms. Fedewa was previously a Managing Director of Acquisitions at Spirit from 2004 to 2007, originating net-lease transactions in a variety of industries across the United States. Prior to Spirit, Ms. Fedewa held numerous positions within GE Capital, concluding as a Senior Vice President of GE Franchise Finance which was the successor company to FFCA. Throughout her GE Capital tenure, Ms. Fedewa held leadership positions within Mortgage Insurance, Private Label Financing and Commercial Finance. While at GE, Ms. Fedewa was awarded a Six Sigma Black Belt and also served as a GE Quality Leader. Ms. Fedewa attended North Carolina State University, where she graduated Summa Cum Laude with a B.A. degree in Business Management with a concentration in Finance.

        Catherine Long, age 58.    Ms. Long was one of our founders in May 2011 and has served as our Executive Vice President—Chief Financial Officer, Treasurer and Assistant Secretary since our organization. Ms. Long has over 30 years of accounting, operating and financial management expertise. Prior to co-founding us, Ms. Long was CFO, Senior Vice President and Treasurer of Spirit from its inception in August 2003 to February 2010. Prior to Spirit, Ms. Long served in various capacities with FFCA and its successor, GE Capital Franchise Finance. Ms. Long was also FFCA's Principal Accounting Officer and actively participated in FFCA's real estate limited partnership rollup, as well as numerous securitization transactions and business combinations. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona. She was named CFO of the Year in 2008 by the Arizona chapter of Financial Executives International. She received a B.S. degree in accounting with high honors from Southern Illinois University and has been a certified public accountant since 1980.

        Michael J. Zieg, age 42.    Mr. Zieg was one of our founders in May 2011 and serves as our Executive Vice President—Portfolio Management, Assistant Secretary and Assistant Treasurer. Mr. Zieg has spent over 15 years in the commercial real estate industry with experience in finance, transaction structuring, credit, and asset management and recovery. Prior to co-founding us, Mr. Zieg was Senior Vice President—Portfolio Management at Spirit from 2007 to February 2010 where he oversaw portfolio management for a net-lease real estate portfolio in excess of $3.5 billion. From 1997 to 2007, Mr. Zieg was with the national law firm of Kutak Rock LLP, where he was a partner focusing on corporate finance and securities transactions. Mr. Zieg represented Spirit as outside legal counsel beginning with its inception in 2003 through its sale to a private consortium in 2007 when he joined the company. Prior to assisting in the formation of Spirit, he also represented FFCA as outside counsel from 1997 until its sale to GE Capital in 2001. Mr. Zieg received a B.B.A. degree in Finance from Texas A&M University and a J.D. degree from the University of Denver.

 EXECUTIVE COMPENSATION

        The following members of our senior leadership team are the "named executive officers" for purposes of the SEC's compensation disclosure regulations for emerging growth companies:

  •
  Christopher Volk, President and Chief Executive Officer;

  •
  Catherine Long, Executive Vice President—Chief Financial Officer, Treasurer and Assistant Secretary; and

  •
  Mary Fedewa, Executive Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer.

        In addition to providing compensation information with respect to the named executive officers, we also have disclosed, in the summary compensation table below and in the other tables and discussion that follow in this section of the Proxy Statement, compensation information with respect to the other members of our senior leadership team, which include Michael Bennett, Executive Vice President—General Counsel, Chief Compliance Officer, Corporate Secretary and Assistant Treasurer, Christopher Burbach, Executive Vice President—Underwriting, and Michael Zieg, Executive Vice President—Portfolio Management, Assistant Secretary and Assistant Treasurer. Throughout this section of the Proxy Statement, we refer to Messrs. Volk, Bennett, Burbach and Zieg and Mmes. Long and Fedewa, collectively, as our "reporting officers."

How We Determine Compensation

        Prior to our IPO.    Prior to our IPO in November 2014, the Board of Directors was responsible for determining and administering the compensation of our senior leadership team in a manner consistent with the terms of their employment agreements then in effect. Those employment agreements, which have been superseded by new employment agreements that were put in place in connection with the consummation of the IPO, are more fully described below under the caption "Employment Agreements with Reporting Officers—Former Employment Agreements."

        During 2014, in anticipation of the IPO, the Board authorized management to engage a compensation consultant, FPL Associates, to assist in structuring a compensation program consistent with those of other similar public companies, as well as provide advice on the terms of the new employment agreements and the compensation of the incoming independent directors.

        As a Public Company.    In connection with the consummation of our IPO, our Board of Directors established a Compensation Committee, which is responsible for establishing, implementing and monitoring adherence to our compensation philosophy. In carrying out this function, the Committee strives to ensure that total compensation paid to executive officers is fair, reasonable and competitive.

        The Compensation Committee will regularly review and evaluate our compensation program to ensure that it:

  •
  Promotes our ability to attract and retain qualified management personnel by providing compensation that is competitive relative to that paid by our competitors. To this end, the Compensation Committee reviews and evaluates compensation packages and amounts paid by our primary competitors.

  •
  Fosters a pay-for-performance culture providing executives with the opportunity to increase their level of overall compensation based on the financial performance of the Company. To this end, the Compensation Committee regularly reviews and evaluates individual performance to ensure that employees are rewarded for their contributions to Company goals and stockholder value.

        These evaluations, along with the independent judgment exercised by members of the Compensation Committee, will guide the Committee's decisions in structuring compensation elements,

determining compensation amounts, allocating between long-term and currently paid compensation and allocating between cash and non-cash amounts. The Compensation Committee will also take into account how competitive pressures and economic conditions over which our executive officers may have little or no control can have a negative impact on the Company's financial performance.

        The Compensation Committee is authorized to engage advisors and consultants to assist the Committee in carrying out its functions. In that regard, in 2015, the Compensation Committee engaged FPL Associates to assist in the development of an executive compensation program consistent with our compensation philosophy.

        Role of Executive Officers in Compensation Decisions.    Our Chief Executive Officer provides input to the Compensation Committee regarding Company and individual performance. However, the Board and Compensation Committee exercise complete discretion in making all compensation decisions regarding cash compensation, equity awards and other benefits for all of our reporting officers.

Summary Compensation Table

        The following table sets forth for each of the reporting officers the compensation amounts paid or earned for the fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Christopher Volk	2014	600,000	600,000	1,961,898	30,400	3,192,298
President and Chief Executive	2013	500,000	484,500	871,896	30,126	1,886,522
Officer	2012	500,000	484,500	564,800	30,066	1,579,366
Catherine Long	2014	420,000	420,000	941,584	23,374	1,804,958
Executive Vice President—Chief	2013	350,000	339,000	411,720	24,604	1,125,324
Financial Officer and Treasurer	2012	350,000	339,000	266,800	24,360	980,160
Mary Fedewa	2014	420,000	420,000	941,584	26,659	1,808,243
Executive Vice President—	2013	350,000	339,000	387,504	25,507	1,102,011
Acquisitions	2012	320,000	310,000	251,000	22,313	903,313
Michael Bennett	2014	320,000	320,000	791,218	29,833	1,461,051
Executive Vice President—General	2013	320,000	310,000	387,504	30,532	1,048,036
Counsel, Chief Compliance Officer and Secretary	2012	320,000	310,000	251,000	30,085	911,085
Christopher Burbach	2014	330,000	330,000	803,829	21,879	1,485,708
Executive Vice President—	2013	320,000	310,000	349,392	17,208	996,600
Underwriting(3)	2012	288,889	280,000	—	9,611	578,500
Michael Zieg	2014	330,000	330,000	803,829	19,933	1,483,762
Executive Vice President—Portfolio	2013	320,000	310,000	387,504	19,663	1,037,167
Management	2012	320,000	310,000	251,000	20,940	901,940

(1)
The amounts included in this column reflect the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. The fair value reflects the expected future cash flows of dividends and therefore dividends on unvested shares are not separately disclosed. The amounts in this column for each fiscal year exclude the effect of any estimated forfeitures of such awards. The basis for the calculation of these amounts is included in Note 8 to our audited consolidated financial statements for fiscal year 2014, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(2)
The following table sets forth the amounts of other compensation, including perquisites and other personal benefits, paid to, or on behalf of, our reporting officers included in the "All Other Compensation" column. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to us.

Name	Year	Disability Insurance Premium ($)	Annual Physical ($)	Club Dues ($)	401(k) Match ($)	Total ($)
Christopher Volk	2014	10,451	1,149	8,400	10,400	30,400
	2013	10,451	1,075	8,400	10,200	30,126
	2012	10,451	1,215	8,400	10,000	30,066
Catherine Long	2014	11,012	—	1,962	10,400	23,374
	2013	11,012	1,500	1,892	10,200	24,604
	2012	11,012	1,500	1,848	10,000	24,360
Mary Fedewa	2014	8,335	—	7,924	10,400	26,659
	2013	8,335	—	6,972	10,200	25,507
	2012	8,335	1,500	2,478	10,000	22,313
Michael Bennett	2014	10,607	1,402	7,424	10,400	29,833
	2013	10,607	1,325	8,400	10,200	30,532
	2012	10,607	1,078	8,400	10,000	30,085
Christopher Burbach	2014	5,493	30	5,956	10,400	21,879
	2013	3,012	—	3,996	10,200	17,208
	2012	3,012	—	3,399	3,200	9,611
Michael Zieg	2014	7,571	—	1,962	10,400	19,933
	2013	7,571	—	1,892	10,200	19,663
	2012	9,092	—	1,848	10,000	20,940
(3)
2012 compensation reflects partial year service beginning in February 2012.

Outstanding Equity Awards At Fiscal Year-End

        The following table sets forth certain information regarding outstanding equity awards held by each of our reporting officers as of December 31, 2014.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Christopher Volk	179,797	3,885,413	220	(4)(6)	7,911,279
			170	(5)(6)	2,428,908
Catherine Long	85,602	1,849,859	83	(4)	2,966,730
			127	(5)	1,821,681
Mary Fedewa	83,677	1,808,260	83	(4)	2,966,730
			127	(5)	1,821,681
Michael Bennett	76,200	1,646,682	83	(4)	2,966,730
			127	(5)	1,821,681
Christopher Burbach	64,312	1,389,782	170	(5)	2,428,908
Michael Zieg	76,779	1,659,194	83	(4)	2,966,730
			127	(5)	1,821,681

(1)
The following table sets forth the vesting schedule of the shares reported in this column for each reporting officer, which shares are subject to time-based vesting only and do not require the achievement of any corporate or individual performance targets to vest:

	Reporting Officer
Vesting Date	Christopher Volk	Catherine Long	Mary Fedewa	Michael Bennett	Christopher Burbach	Michael Zieg
2/15/2015	42,125	19,895	19,145	18,723	12,820	18,723
2/15/2016	54,637	25,978	25,225	23,355	17,599	23,500
2/15/2017	42,848	20,405	19,983	18,113	17,595	18,258
2/15/2018	27,677	13,242	13,242	11,375	11,520	11,520
2/15/2019	12,510	6,082	6,082	4,634	4,778	4,778
(2)
Market value calculated using the closing price of our common stock as reported on the NYSE on December 31, 2014, which was $21.61.

(3)
Represents the Series B Units of STORE Holding granted to members of our senior leadership team by STORE Holding in consideration of their services to STORE Holding in connection with the initial and secondary equity commitments of its members. 75% of each award vests ratably over five years, with 15% vesting each year on the anniversary of the respective grant dates and 25% remaining subject to forfeiture if a termination occurs under certain circumstances. If and to the extent the Series B Units become vested and eligible to receive cash distributions from STORE Holdings, the vested Series B Units will dilute the holdings of the owners of STORE Holding and not the holders of our common stock.

(4)
Series B-1 Units granted May 2011.

(5)
Series B-2 Units granted March 2013.

(6)
Includes Series B Units held in irrevocable trusts with respect to which Mr. Volk disclaims any legal or beneficial ownership.

(7)
The market value of the Series B Units assumes that STORE Holding sold its remaining equity interests in the Company and liquidated without any transaction costs on December 31, 2014. While this calculation is based upon the closing price of a share of our common stock of $21.61 as reported on the NYSE on December 31, 2014, the actual valuation is only determinable when the holders of the equity interests become eligible to receive cash distributions with respect to these equity interests, if at all. In order for the holders of the Series B Units to receive any cash distributions with respect to their Series B Units, the equity investors of STORE Holding must first be returned all of their invested capital plus a specified cash return on such capital.

Employment Agreements with Reporting Officers

        Former Employment Agreements.    Each of our reporting officers previously entered into an employment agreement (each, a "Former Employment Agreement" and collectively, the "Former Employment Agreements") with STORE Capital Advisors, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("STORE Capital Advisors"), and the Company as the guarantor of the obligations of STORE Capital Advisors thereunder. At the end of the initial terms in May 2014, the employment agreements automatically extended for one additional year. The Former Employment Agreements automatically terminated upon the effectiveness of the reporting officers' new employment agreements entered into in connection with consummation of our IPO in November 2014. The new employment agreements are more fully described below under the caption "Current Employment Agreements."

        Each reporting officer's Former Employment Agreement provided for his or her base salary, which is set forth in each case in the Summary Compensation Table above under the column entitled "Salary." The base salary was considered annually by our Board of Directors and could be increased at the discretion of our Board of Directors; however, the base salary, including any increases, could not be decreased during the term of the reporting officer's Former Employment Agreement. Any increase was retroactive to January 1 of the year in which the increase was approved.

        In addition to the base salary, each reporting officer was eligible to receive an annual incentive bonus for each fiscal year during the term of his or her Former Employment Agreement, based on the satisfactory achievement of reasonable performance criteria and objectives adopted by our Board of Directors, after consultation with management, each year prior to or as soon as practicable after the beginning of the year, but in no event later than March 1 of the applicable performance year. The reporting officer's targeted bonus opportunity was (i) a cash payment in an amount up to 100% of the executive's base salary, and (ii) with respect to Messrs. Bennett, Burbach and Zieg, up to $400,000; with respect to Mmes. Fedewa and Long, up to $425,000; and, with respect to Mr. Volk, up to $900,000, each payable in shares of restricted common stock of the Company. In addition, each reporting officer was eligible to receive equity awards, if any, as determined by our Board of Directors under our 2012 Long-Term Incentive Plan, or any other equity plan maintained by STORE Capital Advisors or its affiliates.

        The Former Employment Agreements also included provisions that would require the Company or its successors to pay or provide certain compensation and benefits to the reporting officers in the event of certain terminations of employment or a change of control of the Company as more fully described below.

        If we terminated a reporting officer for "cause," the reporting officer would have been entitled to receive his or her annual base salary, incentive bonus and other benefits earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination. "Cause" means the reporting officer's:

  •
  refusal or neglect, in the reasonable judgment of our board of directors, to perform substantially all of his or her employment-related duties, which refusal or neglect is not cured within 20 days of receipt of written notice by us;

  •
  willful misconduct;

  •
  personal dishonesty, incompetence or breach of fiduciary duty which, in any case, has a material adverse impact on our business or reputation or any of our affiliates, as determined in our board of director's reasonable discretion;

  •
  conviction of or entering a plea of guilty or nolo contendre (or any applicable equivalent thereof) to a crime constituting a felony (or a crime or offense of equivalent magnitude in any jurisdiction);

  •
  willful violation of any federal, state or local law, rule or regulation that has a material adverse impact on our business or reputation or any of our affiliates, as determined in our board of director's reasonable discretion; or

  •
  any material breach of the reporting officer's non-competition, non-solicitation or confidentiality covenants.

        If the reporting officer resigned without "good reason," the reporting officer would have been entitled to receive his or her annual base salary, incentive bonus and other benefits earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination. "Good reason" means termination of employment by the reporting officer on account of any of the following actions or omissions:

  •
  a material reduction of, or other material adverse change in, the reporting officer's duties, titles, responsibilities or reporting requirements, or the assignment to the reporting officer of any duties, responsibilities or reporting requirements that are materially inconsistent with the position;

  •
  a reduction in the reporting officer's base salary or target bonus;

  •
  a requirement that the primary location at which the reporting officer performs his or her duties be changed to a location that is outside of a 35-mile radius of Scottsdale, Arizona or a substantial increase in the amount of travel that the reporting officer is required to do because of a relocation of our headquarters from Scottsdale, Arizona;

  •
  a material breach by us of the reporting officer's employment agreement; or

  •
  a failure by us, in the event of a change of control (as defined in the Former Employment Agreements), to obtain from any successor to us an agreement to assume and perform the reporting officer's employment agreement.

        If the reporting officer resigned with "good reason" or we terminated him or her without "cause," the reporting officer would have been entitled to the severance benefits described below, subject to the timely execution and non-revocation of a release:

  •
  all base salary, incentive bonus and other benefits earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination;

  •
  an amount equal to the sum of (1) the reporting officer's base salary, plus (2) an amount equal to the target cash bonus for which the executive was eligible for in the prior fiscal year, whether received or not, plus (3) the bonus for which the reporting officer is eligible in the year in which the termination occurs, prorated for the portion of the year he or she was employed;

  •
  to the extent the reporting officer was eligible for and elects continued coverage for himself or herself and his or her eligible dependents in accordance with COBRA, for a period of 12 months, we would have paid the excess of (1) the amount the reporting officer was required to pay monthly to maintain coverage under COBRA over (2) the amount the reporting officer would have paid monthly if he or she had continued to participate in our medical and health benefits plan; and

  •
  only if we terminated him or her without "cause," immediate vesting of any and all outstanding unvested shares of our restricted common stock that he or she had been awarded as part of our bonus program.

        The Former Employment Agreements also provided that each reporting officer, or his or her estate, was entitled to certain benefits in the event of his or her disability or death. Specifically, each reporting officer or, in the event of the reporting officer's death, his or her estate, would have been entitled to receive:

  •
  all base salary, incentive bonus and other benefits earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination;

  •
  an amount equal to the target cash bonus for which the reporting officer was eligible in the year in which his or her death or his or her termination due to disability occurs, prorated for the portion of the year he or she was employed and less any incentive bonus payments received by the reporting officer with respect to the year of termination;

  •
  immediate vesting of any and all outstanding unvested shares of our restricted common stock that he or she had been awarded as part of our bonus program; and

  •
  to the extent the reporting officer is eligible for and elects continued coverage for himself or herself and his or her eligible dependents in accordance with COBRA, for a period of 18 months, we would have paid the excess of (1) the amount the reporting officer was required to pay monthly to maintain coverage under COBRA over (2) the amount the reporting officer would have paid monthly if he or she had continued to participate in our medical and health benefits plan.

        If a "change of control" (as defined in the Former Employment Agreements) occurred and, within six months and one day prior to or after the change of control, the reporting officer's employment with us was terminated by us for any reason, the reporting officer would become 100% vested in any unvested restricted stock awards granted in connection with our annual bonus program.

        The Former Employment Agreements also contained standard confidentiality provisions, which applied indefinitely and non-competition and non-solicitation provisions which applied during the term of the employment agreement and for one year following the reporting officer's termination under certain circumstances.

        Current Employment Agreements.    Upon consummation of our IPO, each of our reporting officers entered into an employment agreement with STORE Capital Advisors and the Company as the guarantor of the obligations of STORE Capital Advisors thereunder, which superseded the Former Employment Agreements described above. The terms of the current employment agreements with our reporting officers are substantially similar to the terms of the Former Employment Agreements except as described below.

  •
  Term.  The employment agreements have a four-year term that commenced upon the consummation of the IPO in November 2014.

  •
  Base Salary.  The employment agreements have an initial base salary that is equal to the 2014 salary set forth in the Summary Compensation Table above. The base salary is considered annually by our Board of Directors, or a committee thereof, and may be increased at the discretion of our Board of Directors or such committee; however, the base salary, including any increases, may not be decreased during the term of the employment agreement. Any increase will be retroactive to January 1 of the year in which the increase is approved.

  •
  Annual Incentive Compensation.  In addition to the base salary, each reporting officer will be eligible to receive an annual incentive bonus for each fiscal year during the term of the employment agreement, based on the satisfactory achievement of reasonable performance criteria and objectives to be adopted by our Board of Directors, as advised by the Compensation Committee of our Board of Directors, in its sole discretion, after consultation with management, each year prior to or as soon as practicable after the commencement of such year, but in no event later than March 1 of the applicable performance year. In addition, each reporting officer will be eligible to receive equity awards, if any, as determined by our Board of Directors under the 2015 Omnibus Equity Incentive Plan.

  •
  Severance.  If the reporting officer resigns with "good reason" or we terminate him or her without "cause," the reporting officer will be entitled to the severance benefits described below:

  •
  all base salary, incentive bonus and other benefits that have been earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination;

  •
  the target cash bonus for which the reporting officer is eligible in the year in which the termination occurs, prorated for the portion of the year he or she was employed;

  •
  in the case of our Chief Executive Officer an amount equal to the sum of (1) two times his base salary, plus (2) two times the target cash bonus for which he was eligible for in the prior fiscal year, whether received or not; and in the case of our other reporting officers, an amount equal to the sum of (1) one and one-half times his or her base salary, plus (2) one and one-half times the target cash bonus for which the reporting officer was eligible for in the prior fiscal year, whether received or not;

  •
  to the extent the reporting officer is eligible for and elects continued coverage for himself or herself and his or her eligible dependents in accordance with COBRA, for a period of 12 months, we will pay the excess of (1) the amount the reporting officer is required to pay monthly to maintain coverage under COBRA over (2) the amount the reporting officer would have paid monthly if he or she had continued to participate in our medical and health benefits plan; and

  •
  only if we terminate him or her without "cause," immediate vesting of any and all outstanding unvested shares of our restricted common stock that he or she has been awarded as part of our bonus program.

  •
  "Change of Control" Payments.  If a "change of control" (as defined below) occurs, and within six months and one day prior to or after the change of control the reporting officer's employment with us is terminated by us for any reason, the reporting officer shall become 100% vested in any unvested restricted stock awards granted in connection with our annual bonus program.

    Under the employment agreements, a "change of control" includes the occurrence of any of the following events: (a) the acquisition of more than 50% of the then outstanding voting securities of STORE Capital Advisors, the Company or STORE Holding by any person, entity or affiliated group, excluding any employee benefit plan of the Company, any "Sponsor Member" or any "Affiliate" of a Sponsor Member (as such terms are defined in the Limited Liability Company

    Agreement, dated as of May 17, 2011 of STORE Holding, as amended or supplemented from time to time (the "LLC Agreement")); (b) the consummation of any merger or consolidation of STORE Capital Advisors, the Company or STORE Holding into another company, such that the holders of the voting securities of STORE Capital Advisors, the Company or STORE Holding immediately prior to such merger or consolidation are less than 50% of the combined voting power of the securities of the surviving company or the parent of such surviving company; (c) the complete liquidation of STORE Capital Advisors, the Company or STORE Holding or the sale or disposition of all or substantially all of STORE Capital Advisors', the Company's or STORE Holding's assets, such that, after the transaction, the holders of the voting securities of STORE Capital Advisors, the Company or STORE Holding immediately prior to the transaction hold less than 50% of the voting securities of the acquirer or the parent of the acquirer; or (d) the "Sponsor Directors" (as defined in the LLC Agreement) on the board of directors of STORE Holding at the beginning of any consecutive 24 calendar month period commencing on or after the Effective Date (as defined in the employment agreement) (the "Incumbent Members") cease for any reason other than death to constitute at least a majority of the members of such board; provided that any director whose election, or nomination for election by a Sponsor Member, was approved by a vote of at least a majority of the members of the board then still in office who were members of such board at the beginning of such 24 calendar month period, shall be deemed to be an Incumbent Member.

  •
  Confidentiality, Non-Competition and Non-Solicitation.  The employment agreements also contain standard confidentiality provisions, which apply indefinitely and non-competition and non-solicitation provisions which apply during the term of the employment agreement and for one year following the reporting officer's termination under certain circumstances.

401(k) Plan

        We have established a 401(k) retirement savings plan for our employees who satisfy certain eligibility requirements. Our reporting officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation within prescribed limits, generally on a pre- or post-tax basis, through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and provides further incentives to our employees, including our reporting officers, in accordance with our compensation policies.

Long-Term Incentives with STORE Holding Company, LLC

        In connection with the May 2011 formation and initial equity commitment into the Company, our primary stockholder, STORE Holding, granted equity interests to members of our senior leadership team. An additional grant of equity interests was made to members of our senior leadership team in connection with a March 2013 secondary equity commitment from STORE Holding. These equity interests, or profits interests, were granted in the form of Series B Units and were issued under the LLC Agreement of STORE Holding. If and to the extent the Series B Units become vested and eligible to receive cash distributions from STORE Holdings, the vested Series B Units will dilute the holdings of the owners of STORE Holding and not the holders of our common stock.

        In order for the holders of the Series B Units to receive any cash distributions with respect to their Series B Units, the equity investors of STORE Holding must first be returned all of their invested capital plus a specified cash return on such capital. The Series B Units are subject to vesting and forfeiture provisions, with 75% of the Series B Units vesting ratably over five years (15% vesting each year on the anniversary of the respective grant dates) and 25% remaining subject to forfeiture if a termination occurs under certain circumstances.

        The Series B Units were issued and designed to provide a long-term incentive for the recipients, who are members of our senior leadership team. The Series B Units also serve as a retention device because a portion of each Series B Unit vests over a period of time. The Series B Units have also been issued to align the interests of STORE Holding and the members of our senior leadership team who are the recipients of these Units.

        In the event of a change in control, as defined in the LLC Agreement, each member of our senior leadership team's vested and unvested Series B Units shall be liquidated in accordance with the provisions of the LLC Agreement.

2012 Long-Term Incentive Plan

        In 2012, our Board of Directors adopted the STORE Capital Corporation 2012 Long-Term Incentive Plan (the "2012 Incentive Plan") pursuant to which awards may be provided to key employees, officers, directors and others expected to provide significant services to the Company and its affiliates to promote their long-term financial success and increase stockholder value. Subject to certain adjustments set forth in the 2012 Incentive Plan, a maximum of 1,035,400 shares of our common stock may be issued as a result of grants awarded under the 2012 Incentive Plan. As of December 31, 2014, we have awarded 785,515 shares of restricted stock pursuant to awards granted under the 2012 Incentive Plan.

2015 Omnibus Equity Incentive Plan

        In 2014 and immediately prior to our IPO, our Board of Directors and STORE Holding adopted the STORE Capital Corporation 2015 Omnibus Equity Incentive Plan (the "2015 Incentive Plan") pursuant to which options, share appreciation rights, restricted shares, deferred shares, performance shares, other share-based awards, cash awards or any combination of the foregoing may be awarded to select employees, directors, independent contractors and consultants whose contributions are essential to our growth and success. The purpose of the 2015 Incentive Plan is to strengthen the commitment of such potential awardees to us, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in our long-term growth and profitability. Subject to certain adjustments set forth in the 2015 Incentive Plan, a maximum of 6,903,076 shares of our common stock may be issued as a result of grants awarded under the 2015 Incentive Plan. No awards were granted under this plan in 2014.

 REPORT OF THE AUDIT COMMITTEE

        This report provides information concerning the Audit Committee of the Board of Directors. The committee's charter is available on the Company's investor relations website at http://ir.storecapital.com and is available in print to any stockholder who requests copies by contacting Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary of the Company, at 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255. The Audit Committee is comprised entirely of independent directors, as defined and required by applicable rules of the New York Stock Exchange. The current members are Messrs. Joseph M. Donovan, Morton H. Fleischer and Quentin P. Smith, Jr.

        In connection with its function to oversee and monitor the Company's financial reporting process, the Audit Committee has (1) reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2014; (2) discussed with Ernst & Young LLP, the independent registered public accounting firm for the Company, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and (4) has discussed with Ernst & Young LLP its independence, and considered whether the provision of non-audit services to the Company was compatible with such independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2014 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee
Joseph M. Donovan, Chairman Morton H. Fleischer Quentin P. Smith, Jr.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Our Board of Directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our "related person policy." Our related person policy requires that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our Chief Compliance Officer any transaction in which the amount involved exceeds $1,000 and in which any related person had or will have a direct or indirect material interest and all material facts with respect thereto. Following a determination of whether the proposed transaction is material to the Company (with any transaction in which the amount involved exceeds $50,000 being deemed material for purposes of the related party policy), the Chief Compliance Officer will report the transaction to the Audit Committee for its approval. No related person transaction will be executed without the approval or ratification of the Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. The Audit Committee will consider all relevant facts and circumstances when deliberating such transactions, including whether such transactions are in, or not inconsistent with, the best interests of the Company and its stockholders.

        The following is a summary of related party transactions since January 1, 2014. The related party transactions listed below were all approved by the Audit Committee and/or the Board of Directors.

  •
  Julie N. Bennett, who is our Senior Vice President—Tax Director, is the spouse of Michael T. Bennett, who is Executive Vice President, General Counsel and Chief Compliance Officer of the Company. For 2014, STORE paid Mrs. Bennett total compensation of $546,142, comprised of salary, bonus, the value of restricted stock granted during 2014, and STORE contributions to the STORE 401(k).

  •
  In connection with our IPO, we entered into a registration rights agreement with STORE Holding pursuant to which we agreed to provide certain "demand" registration rights and customary "piggyback" registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act.

  •
  We are party to indemnification agreements with our directors and reporting officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Maryland law and our charter against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

  •
  We are party to the Stockholders Agreement with STORE Holding. The Stockholders Agreement contains provisions related to the composition of our Board of Directors and the committees of the Board of Directors. See "Corporate Governance Matters—Stockholders Agreement." The Stockholders Agreement provides, among other things, that if any of its provisions are inconsistent with our charter or our bylaws, then the applicable provision of the Stockholders Agreement will be controlling. Also, the Stockholders Agreement provides that any amendment to our bylaws shall only be effective if approved by Requisite Investor Approval for so long as Requisite Investor Approval is required. Requisite Investor Approval means, so long as STORE Holding holds at least 50% of the number of shares of our common stock it owned as of the closing of our IPO, the approval of a majority of our Board of Directors including at least one director nominated by STORE Holding. Once STORE Holding holds less than 50% of the number of shares of our common stock it owned as of the closing of our IPO, Requisite Investor Approval shall be determined by us or our Board of Directors in accordance with applicable law, our bylaws and our charter.

 PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee of the Company appointed Ernst & Young LLP ("E&Y") to serve as the Company's independent registered public accounting firm for the year ending December 31, 2015. Stockholders are asked to ratify the appointment of E&Y at the Annual Meeting. Representatives of E&Y are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Accounting Fees and Services

        The following table sets forth the aggregate fees paid by us to E&Y for professional services rendered in connection with the audit of the Company's consolidated financial statements for 2014 and 2013.

	2014	2013
Audit fees(a)	$1,051,216	$386,416
Audit-related fees(b)	115,000	362,500
Tax Fees(c)	347,008	186,415
All other fees	—	—

Total	$1,513,224	$935,331

(a)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, as well as services related to SEC matters, including review of registration statements filed and related issuances of agreed-upon procedures letters, consents and other services.

(b)
Audit-related fees consist of fees for attestation services rendered by E&Y related to the issuance of notes through our STORE Master Funding debt program.

(c)
Tax fees consist of fees for professional services rendered by E&Y for tax compliance, tax advice, and tax planning.

        The engagement of E&Y as the Company's independent registered public accounting firm was approved in advance by the Audit Committee in accordance with SEC rules. In accordance with its policies and procedures, the Audit Committee selects the Company's independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Company. The Audit Committee also reviews and separately pre-approves all audit-related, tax and other services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

        None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Vote Required

        Approval of the ratification of the appointment of E&Y as the Company's independent registered public accounting firm for the year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast at the meeting. If the appointment of E&Y is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company. Conversely, if stockholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

Board Recommendation

        The Board of Directors recommends that you vote "FOR" the ratification of the appointment of E&Y as the Company's independent registered public accounting firm for the year ending December 31, 2015.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company currently knows of no person, other than STORE Holding, who owns 10% or more of the Company's common stock.

        Based solely on a review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year ended December 31, 2014, the Company's officers, directors and STORE Holding, the sole beneficial owner of more than 10% of the Company's common stock, satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information within our knowledge with respect to the beneficial ownership of our common stock as of April 6, 2015, for:

  •
  each of our directors (all of whom are director nominees);

  •
  each reporting officer;

  •
  each person or group of affiliated persons whom we know to beneficially own more than 5% of our common stock; and

  •
  all of our directors, director nominees and executive officers as a group.

        Beneficial ownership and percentage ownership are determined in accordance with the SEC's rules. In computing the number of shares a person beneficially owns and the corresponding percentage ownership of that person, shares of common stock underlying options and warrants that are exercisable within 60 days of April 6, 2015, are considered to be outstanding. The shares underlying these options and warrants are considered to be outstanding for purposes of calculating the percentage ownership of the person, entity or group that holds those options or warrants but is not considered to be outstanding for purposes of calculating the percentage ownership of any other person, entity or group. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The table is based on 115,288,537 shares of our common stock outstanding as of April 6, 2015. The address for those individuals for which an address is not otherwise indicated is: c/o STORE Capital Corporation, 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number		Percentage of Common Stock Owned
Greater than Five Percent Beneficial Owners
STORE Holding Company, LLC(1)	82,148,644		71.25%
Directors and Named Executive Officers
Morton H. Fleischer	463,724		*
Christopher H. Volk	402,895	(2)	*
Manish Desai(3)	—		—
Derek Smith(3)	—		—
Rajath Shourie(3)	—		—
Kenneth Liang(3)	—		—
Mahesh Balakrishnan(3)	—		—
Joseph M. Donovan	9,729		*
Quentin P. Smith, Jr.	4,324		*
Catherine Long	133,282		*
Michael T. Bennett	127,624	(4)	*
Christopher K. Burbach	75,163		*
Mary Fedewa	144,018		*
Michael J. Zieg	100,862		*
All executive officers and directors as a group (14 persons)	1,461,621		1.27%

*
Less than 1% of the outstanding common stock

(1)
Effective March 30, 2015, STORE Holding distributed 653,382 shares of our common stock held by STORE Holding to Messrs. Fleischer, Volk, Bennett and Zieg and Mmes. Long and Fedewa in redemption of all of their Series A units of STORE Holding. Of the 983,826 remaining issued and outstanding Series A units of STORE Holding, 425,000 are held by OCM STR Holdings, L.P.; 312,500 are held by OCM STR Holdings II, L.P.; 137,776 are held by OCM STR Co-Invest 1, L.P.; 108,550 are held by OCM STR Co-Invest 2, L.P.

The general partner of each of OCM STR Holdings, L.P. and OCM STR Holdings II, L.P. is OCM FIE, LLC. The managing member of OCM FIE, LLC is Oaktree Capital Management, L.P. The general partner of Oaktree Capital Management, L.P. is Oaktree Holdings, Inc. The sole shareholder of Oaktree Holdings, Inc. is Oaktree Capital Group, LLC. The duly elected manager of Oaktree Capital Group, LLC is Oaktree Capital Group Holdings GP, LLC. The members of Oaktree Capital Group Holdings GP, LLC are John Frank, Stephen Kaplan, Bruce Karsh, Larry Keele, David Kirchheimer, Howard Marks and Sheldon Stone. Each of the managing members, general partners, shareholders, unit holders and members described above disclaims beneficial ownership of any shares of common stock beneficially or of record owned by OCM STR Holdings, L.P. or OCM STR Holdings II, L.P., except to the extent of any pecuniary interest therein. The address for all of the entities and individuals identified above is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

The general partner of OCM STR Co-Invest 1, L.P. is Oaktree Real Estate Opportunities Fund V GP, L.P. The general partner of OCM STR Co-Invest 2, L.P. is Oaktree Real

  Estate Opportunities Fund VI GP, L.P. The general partner of each of Oaktree Real Estate Opportunities Fund V GP, L.P. and Oaktree Real Estate Opportunities Fund VI GP, L.P. is Oaktree Fund GP IIA, LLC. The managing member of Oaktree Fund GP IIA, LLC is Oaktree Fund GP II, L.P. The general partner of Oaktree Fund GP II, L.P. is Oaktree Capital II, L.P. The general partner of Oaktree Capital II, L.P. is Oaktree Holdings, Inc. The sole shareholder of Oaktree Holdings, Inc. is Oaktree Capital Group, LLC. The duly elected manager of Oaktree Capital Group, LLC is Oaktree Capital Group Holdings GP, LLC. The members of Oaktree Capital Group Holdings GP, LLC are John Frank, Stephen Kaplan, Bruce Karsh, Larry Keele, David Kirchheimer, Howard Marks and Sheldon Stone. Each of the general partners, managing members, shareholders, unit holders and members described above disclaims beneficial ownership of any shares of common stock beneficially or of record owned by OCM STR Co-Invest 1, L.P. or OCM STR Co-Invest 2, L.P., except to the extent of any pecuniary interest therein. The address for all of the entities and individuals identified above is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(2)
Includes 166,998 shares of our common stock owned by a family trust of which Mr. Volk is co-trustee.

(3)
The units held by OCM STR Holdings, L.P., OCM STR Holdings II, L.P., OCM STR Co-Invest 1, L.P. and OCM STR Co-Invest 2, L.P. may be deemed to be beneficially owned by each of Messrs. Balakrishnan, Desai, Liang, Shourie and Derek Smith, who are members of our Board of Directors, by virtue of his being an officer or equivalent of OCM FIE, LLC, Oaktree Capital Management, L.P. and/or Oaktree Fund GP II, L.P. Each of Messrs. Balakrishnan, Desai, Liang, Shourie, and Derek Smith disclaims beneficial ownership of these shares, except to the extent of any indirect pecuniary interest therein.

(4)
Includes 16,887 shares of our common stock owned by Mr. Bennett's spouse, with respect to which Mr. Bennett disclaims any beneficial ownership over such shares.

 STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

        Stockholders who intend to present proposals at the 2016 Annual Meeting of Stockholders, and who wish to have those proposals included in the Company's proxy statement for the 2016 Annual Meeting, must be certain that those proposals are received at the principal executive offices of the Company at 8501 East Princess Drive, Suite 190, Scottsdale, Arizona 85255; Attention: Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary, no later than December 24, 2015. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposal be sent by certified mail, return receipt requested.

        Article II, Section 11(a) of the Company's bylaws sets forth the process by which stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting. Article II, Section 11(a) provides that only business properly brought before an annual meeting of stockholders shall be conducted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, such proposed business must constitute a proper matter for stockholder actions, which includes the nomination of directors, and the stockholder must have given timely notice thereof in writing to the secretary of the Company and satisfied the other requirements set forth in Article II, Section 11 of the Company's bylaws. To be timely, a stockholder's notice must be delivered to the principal executive offices of the Company, not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting of stockholders; provided, however, if an annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the preceding annual meeting, then, in order to be timely, a stockholder's notice must be received by the Company no earlier than the 150th day prior to the date of such annual meeting and no later than the later of (a) the 120th day prior to the date of such annual meeting, as originally convened, or (b) the tenth day following the day on which public announcement of the date of such meeting is first made. The stockholder notice must comply with the information requirements set forth in the Company's bylaws. To be timely for purposes of the 2016 Annual Meeting of Stockholders (assuming the date of such annual meeting is within 30 days before or after the one-year anniversary of the Annual Meeting to which this Proxy Statement relates), the notice must be received by the Company's secretary no earlier than November 24, 2015, and no later than December 24, 2015.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has adopted a process by which stockholders may communicate directly with the Board of Directors, a Board committee, a particular group of directors (e.g., the independent directors), or individual members of the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the named individual, the committee, the group, or the Board as a whole c/o Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary, STORE Capital Corporation, 8501 Princess Drive, Suite 190, Scottsdale, Arizona 85255. In general, any communication delivered to the Company for forwarding to the Board, a Board committee, a particular group of directors or specified Board members will be forwarded in accordance with the stockholder's instruction, except that we reserve the right not to forward any abusive, threatening or otherwise inappropriate materials.

 OTHER MATTERS

        As of the date of this Proxy Statement, we have not been presented with any other business for consideration at the Annual Meeting. If any other matter is properly brought before the meeting for action by the stockholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Directors, or the judgment of the proxy holders if no recommendation is made.

ANNUAL REPORT

        We refer you to our Annual Report, containing financial statements for the year ended December 31, 2014, filed with the SEC. Alternatively, you may access our Annual Report on our investor relations website at http://ir.storecapital.com. We will provide without charge, upon written request to the Michael T. Bennett, Executive Vice President—General Counsel, Chief Compliance Officer and Secretary of the Company, at the address listed on the cover page of this proxy statement, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, filed with the SEC for the year ended December 31, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date w SCAN TO VIEW MATERIALS & VOTE STORE CAPITAL CORPORATION 8501 E. PRINCESS DRIVE, SUITE 190 SCOTTSDALE, AZ 85255 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STOR2015 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. M90097-P61866 STORE CAPITAL CORPORATION To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except The Board of Directors recommends you vote "FOR" each of the nominees listed in Item 1. ! ! ! 1. Election of Directors Nominees: 01) Morton H. Fleischer 02) Christopher H. Volk 03) Mahesh Balakrishnan 04) Manish Desai 05) Joseph M. Donovan 06) Kenneth Liang 07) Rajath Shourie 08) Derek Smith 09) Quentin P. Smith, Jr. The Board of Directors recommends you vote "FOR" Item 2. For Against Abstain ! ! ! 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. In their discretion, upon such other matters that may properly come before the meeting or any postponement or adjournment thereof. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees listed in Item 1 and FOR Item 2. If any other matters properly come before the meeting or any postponement or adjournment of the meeting, the person(s) named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M90098-P61866 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STORE CAPITAL CORPORATION FOR USE AT THE 2015 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 4, 2015 The undersigned stockholder(s) of STORE Capital Corporation, a Maryland corporation, hereby appoint(s) Michael T. Bennett, Catherine Long and Christopher H. Volk, and each or either of them, as proxies, with the power to appoint their substitutes, and hereby authorize(s) them to cast on behalf of the undersigned, as designated on the reverse side of this proxy card, all votes that the undersigned is/are entitled to cast at the 2015 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/STOR2015 on Thursday, June 4, 2015 at 8:00 a.m., Scottsdale, Arizona Time (Mountain Standard Time), or any postponement or adjournment thereof, in accordance with and as more fully described in the Notice of the Annual Meeting of Stockholders and the Proxy Statement, receipt of which are hereby acknowledged and the terms of each of which are incorporated by reference, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to the 2015 Annual Meeting of Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND "FOR" ITEM 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side